SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report: December 9, 2002
(Date of earliest event reported)

IGN ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Commission File: 000-29121

DELAWARE	94-3316902
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

3240 BAYSHORE BOULEVARD, BRISBANE, CA 94005
(Address of principal executive offices, including zip code)

(415) 508-2000
(Registrant’s telephone number, including area code)

ITEM 5.    OTHER EVENTS

On December 9, 2002, the Registrant announced that James R. Tolonen, its Chief Financial Officer and Chief Operating Officer, will resign at the end of 2002. Mr. Tolonen will continue to serve as a member of the Board of Directors of the Registrant following his resignation. The press release announcing Mr. Tolonen’s resignation is attached hereto as Exhibit 99.01 and incorporated by reference herein.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits:

Exhibit Number	Description

99.01	Press Release issued by the Registrant dated December 9, 2002.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IGN Entertainment, inc.

/s/ James R. Tolonen
James R. Tolonen
Chief Financial Officer and Chief Operating Officer
Date: December 10, 2002

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EXHIBIT INDEX

Exhibit Number	Description

99.01	Press Release issued by the Registrant dated December 9, 2002.